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                                                                   EXHIBIT 10.45

                                            ***Text Omitted and Filed Separately
                                                Confidential Treatment Requested
                                            Under 17 C.F.R. (S)(S) 200.80(b)(4),
                                                            200.83 and 240.24b-2


                                 CONFIDENTIAL

                      TECHNOLOGY ACCESS AND COLLABORATION
                              AGREEMENT ADDENDUM

                                Between and by
                                SEQUENOM, INC.
                                 ("Sequenom")
                                      and
                             INCYTE GENOMICS, INC.
                                  ("Incyte")


This TECHNOLOGY ACCESS AND COLLABORATION AGREEMENT ADDENDUM ("Addendum") supplements the previously executed TECHNOLOGY ACCESS AND COLLABORATION AGREEMENT of September 29, 2000 between Sequenom and Incyte.

Whereas, Sequenom and Incyte previously entered into the TECHNOLOGY ACCESS AND COLLABORATION AGREEMENT of September 29, 2000 (defined as and hereinafter referred to as "Collaboration Agreement");

NOW, THEREFORE, in consideration of the mutual covenants and promises contained herein, Incyte and Sequenom (the "Parties") agree as follows:

With reference to section 2.2 of the Collaboration Agreement, the Parties acknowledge that Sequenom's ability to generate one hundred thousand (100,000) Assays for Project SNPs is fundamentally dependent on the characteristics of the SNPs in the isSNP Dataset, as well as Sequenom's assay design efficiency. In view of this, Incyte and Sequenom agree that under the terms of the Collaboration Agreement, Sequenom shall not be required to deliver Confirmation Data for more than a total of [...***...] SNPs in its efforts to produce one hundred thousand (100,000) Assays for Project SNPs, provided that Sequenom's [...***...]. Otherwise, Sequenom shall deliver a minimum of [...***...] Assays under secion 2.2.

Further, Sequenom and Incyte agree to the following valuation for the discrete Sequenom deliverables under the Collaboration Agreement that are delivered to Incyte by Sequenom and for which the Incyte Access Fee in section 6.2 of the Collaboration Agreement is based:

1.  Confirmation Data Assays:      [...***...] per Assay

2.  Frequency Data:                [...***...] per Project SNP

3.  Morbidity Data:                [...***...] per
                                   Project SNP

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The valuation schedule set forth above is estimated based upon [...***...]
Confirmation Data Assays and an approximate [...***...] Project SNP success rate which will result in Frequency Data and Morbidity Data each being generated for [...***...]. The Parties further acknowledge and recognize that each discrete Sequenom deliverable may be provided separately as results are obtained and may be provided in combination with other deliverables. For the avoidance of doubt, the Parties contemplate piecemeal delivery of the various Sequenom deliverables described.

Under no circumstances will Incyte be obligated to pay Sequenom more than [...***...] for Confirmation Data, Frequency Data and Morbidity Data delivered under the Collaboration Agreement, or the Addendum.

All definitions of the Collaboration Agreement apply to this Addendum as if fully set forth herein.


Read, Understood, and Accepted          Read, Understood, and Accepted


 /s/ Toni Schuh                         /s/ Roy Whitfield
- ----------------------------            -------------------------------
SEQUENOM, Inc.                          Incyte Genomics, Inc.
Toni Schuh                              Roy Whitfield
President & CEO                         CEO

Dated:______________________            Dated:_________________________

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